                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934
                            (Amendment No.       )

                          Filed by the Registrant [X]
                Filed by a Party other than the Registrant [_]

                          Check the appropriate box:

                        [_] Preliminary Proxy Statement
                        [X] Definitive Proxy Statement
                      [_] Definitive Additional Materials
       [_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
               [_] Confidential, For Use of the Commission Only
                      (as permitted by Rule 14a-6(e)(2))

                                 Watsco, Inc.
               (Name of Registrant as Specified in Its Charter)

                                 Watsco, Inc.
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

              Payment of Filing Fee (Check the appropriate box):

                             [X] No fee required.

[_] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             (4) Proposed maximum aggregate value of transaction:

                              (5) Total fee paid:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                          (1) Amount previously paid:

               (2) Form, Schedule or Registration Statement No.:

                               (3) Filing Party:

                                (4) Date Filed:

                                 WATSCO, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 3, 2002

To the Shareholders of Watsco, Inc.:

  NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders (the "Annual Meeting") of Watsco, Inc., a Florida corporation (the "Company"), will be held on Monday, June 3, 2002, at 9:00 A.M., Eastern Daylight Time, at the Hyatt Regency Hotel, 50 Alhambra Plaza, Coral Gables, Florida, 33134, for the following purposes:

    (1) To elect two members to the Company's Board of Directors to hold office until the 2003 Annual Meeting of Shareholders, to elect one member to the Company's Board of Directors to hold office until the 2004 Annual Meeting of Shareholders and to elect three members to the Company's Board of Directors to hold office until the 2005 Annual Meeting of Shareholders or until their successors are duly elected and qualified, three of whom will be elected by the holders of Common Stock and three of whom will be elected by the holders of Class B Common Stock; and

    (2) To transact such other business as may properly come before the Annual Meeting and any adjournment or postponements thereof.

  The Board of Directors has fixed the close of business on April 10, 2002 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

  Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                                          By Order of the Board of Directors

                                          BARRY S. LOGAN, Secretary

Coconut Grove, Florida
April 30, 2002

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY, AND VOTE THEIR SHARES IN PERSON.

                      2002 ANNUAL MEETING OF SHAREHOLDERS
                                      OF
                                 WATSCO, INC.

                                PROXY STATEMENT

                    DATE, TIME AND PLACE OF ANNUAL MEETING

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Watsco, Inc., a Florida corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.50 per share (the "Common Stock"), and the Company's Class B Common Stock, par value $.50 per share (the "Class B Common Stock"), for use at the 2002 Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held on Monday, June 3, 2002, at 9:00 A.M., Eastern Daylight Time, at the Hyatt Regency Hotel, 50 Alhambra Plaza, Coral Gables, Florida, 33134, and at any adjournments or postponements thereof, pursuant to the enclosed Notice of Annual Meeting. This Proxy Statement and the enclosed form of proxy are first being sent to holders of Common Stock and Class B Common Stock on or about May 1, 2002. Shareholders should review the information provided herein in conjunction with the Company's 2001 Annual Report to Shareholders (the "2001 Annual Report") which accompanies this Proxy Statement. The complete mailing address of the Company's principal executive office is 2665 South Bayshore Drive, Suite 901, Coconut Grove, Florida 33133.

                         INFORMATION CONCERNING PROXY

  The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

  The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy card is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone and facsimile. They will receive no compensation, therefore, in addition to their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                            PURPOSES OF THE MEETING

  At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

    (1) To elect two members to the Company's Board of Directors to hold office until the 2003 Annual Meeting of Shareholders, to elect one member to the Company's Board of Directors to hold office until the 2004 Annual Meeting of Shareholders and to elect three members to the Company's Board of Directors to hold office until the 2005 Annual Meeting of Shareholders or until their successors are duly elected and qualified, three of whom will be elected by the holders of Common Stock and three of whom will be elected by the holders of Class B Common Stock; and

    (2) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

  Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the respective nominees for director named herein and (b) in favor of all other proposals described in the Notice of Annual Meeting or as may properly come before the Annual Meeting. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification so made.

                OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

  The Board of Directors has set the close of business on April 10, 2002, as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 23,465,618 shares of Common Stock outstanding (representing 26,991,968 shares issued less 3,526,350 shares held in treasury) and 3,410,510 shares of Class B Common Stock outstanding (representing 3,631,512 shares issued less 221,002 shares held in treasury), all of which are entitled to be voted at the Annual Meeting. Holders of Common Stock are entitled to one vote per share on each matter that is submitted to shareholders for approval and vote as a separate class to elect 25 percent of the directors of the Company (rounded up to the next whole number), which presently equates to three directors. Holders of Class B Common Stock are entitled to ten votes per share on each matter that is submitted to shareholders for approval and vote as a separate class to elect 75 percent of the directors (rounded down to the next whole number), which presently equates to six directors. See "Election of Directors."

  The attendance, in person or by proxy, of the holders of Common Stock and Class B Common Stock representing a majority of the combined voting power of the outstanding shares of such stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. For purposes of electing directors at the Annual Meeting, the nominees receiving the greatest numbers of votes of Common Stock and Class B Common Stock, voting as separate classes shall be elected as directors. The affirmative vote of a majority of votes of Common Stock and Class B Common Stock present, in person or by proxy at the Annual Meeting and voting together as a single class, is required for approval of any other matter that may be submitted to a vote of the Company's shareholders.

  As of the Record Date, the directors and executive officers of the Company and certain entities affiliated with such persons owned (i) Common Stock representing 4.5% of the outstanding shares of Common Stock, (ii) Class B Common Stock representing 85.5% of the outstanding shares of Class B Common Stock and (iii) 52.5% of the aggregated combined votes of Common Stock and Class B Common Stock entitled to be cast at the Annual Meeting. Such persons and entities have informed the Company that they intend to vote all of their shares of Common Stock and Class B Common Stock in favor of all proposals set forth in the Proxy Statement.

  Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock and Class B Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter. If less than a majority of the combined voting power of the outstanding shares of Common Stock and Class B Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice.

  A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares with respect to the election of directors and other matters addressed at the Annual Meeting. Any such shares, which are not represented at the Annual Meeting either in person or by proxy, will not be considered to have cast votes on any matters addressed at the Annual Meeting.

                         BENEFICIAL SECURITY OWNERSHIP

  The following table sets forth as of the Record Date, information with respect to the beneficial ownership of the Company's Common Stock and Class B Common Stock by (i) each shareholder known by the Company to beneficially own more than 5% of any class of the Company's voting securities, (ii) each director of the Company who owns any such shares, (iii) each executive officer named in the Summary Compensation Table in "Executive Compensation", and (iv) all directors and executive officers as a group. The table also sets forth, in its final column, the combined voting power of the voting securities on all matters presented to the shareholders for their approval, except for the election of directors and for such separate class votes as are required by Florida law.

                                                                  Class B
                                             Common Stock     Combined Stock
                                             Beneficially      Beneficially      Combined
                                               Owned(2)          Owned(2)       Percent of
Name and Address                           ----------------- -----------------    Voting
of Beneficial Owners(1)                     Shares   Percent  Shares   Percent Securities(2)
-----------------------                    --------- ------- --------- ------- -------------
Shareholders owning more than 5% of any
 class of common stock:
Merrill Lynch Investment Managers(3).....  3,804,637  16.2%        --    --         6.6%
T. Rowe Price Associates, Inc.(4)........  3,286,200  14.0         --    --         5.7
Rheem Manufacturing Company(5)...........  2,169,812   9.2         --    --         3.8
Dimensional Fund Advisors Inc.(6)........  1,833,312   7.8         --    --         3.2

Directors and executive officers:
Alna Capital Associates(7)...............    240,277   1.0%  1,524,301  44.7%      26.9%
Albert H. Nahmad(8)......................    686,142   2.9   4,291,146  84.6       58.4
Roberto Motta(9).........................    268,365   1.1     139,723   4.1        2.9
Barry S. Logan(10).......................    237,099   1.0     100,000   2.9        2.1
David B. Fleeman(11).....................    267,679   1.1      43,586   1.3        1.2
Terrence C. Kelly(12)....................     43,793     *      50,000   1.5          *
Alan H. Potamkin(13).....................     95,980     *         --    --           *
Bob L. Moss(14)..........................     78,682     *         --    --           *
Ana M. Menendez(15)......................     41,380     *         --    --           *
Paul F. Manley(16).......................     40,789     *       1,255     *          *
Cesar L. Alvarez(17).....................     25,313     *         --    --           *
George N. Fugelsang(18)..................     10,000     *         --    --           *
Victor Lopez(19).........................     10,000     *         --    --           *
All directors and executive officers as a
 group (12 persons)(20)..................  1,805,222   7.5%  4,625,710  90.3%      63.7%

--------
*    Less than 1%.
 (1) Unless otherwise indicated below, (a) the address of each of the beneficial owners identified is 2665 South Bayshore Drive, Suite 901, Coconut Grove, Florida 33133 and (b) each person or group has sole voting and investment power with respect to all such shares.
 (2) Although each named person and all directors and executive officers as a group are deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of, exchange, or conversion rights, and the Class B Common Stock is immediately convertible into Common Stock on a one-for-one basis, the number of shares set forth opposite each shareholder's name does not include shares of Common Stock issuable upon conversion of the Company's Class B Common Stock.
 (3) The address of Merrill Lynch Investment Managers is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.
 (4) These shares are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purpose of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The address of Price Associates, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.
 (5) The address of Rheem Manufacturing Company is 405 Lexington Avenue, 22nd Floor, New York, New York 10174.
 (6) The address of Dimensional Funds Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.
 (7) Alna Capital Associates ("Alna Capital") is a New York limited partnership of which Mr. Nahmad owns a 43% interest and is the sole general partner and David B. Fleeman is a limited partner. The address of Alna Capital is 505 Park Avenue, 16th Floor, New York, New York 10022.
 (8) Includes shares indicated as beneficially owned by Alna Capital. See footnote (7) above. The number of shares of Common Stock indicated also includes (i) 5,016 shares directly owned; (ii) 20,379 shares owned pursuant to the Watsco, Inc. Amended and Restated Profit Sharing Retirement Plan & Trust (the "Profit Sharing Plan"); and (iii) 420,470 shares issuable upon exercise of presently exercisable options granted pursuant to the Company's Third Amended and Restated 1991 Stock Option Plan ("1991 Plan"). The number of shares of Class B Common Stock indicated includes (i) 638,482 shares directly owned; (ii) 467,232 shares owned pursuant to Restricted Stock Agreements; (iii) 1,627,797 shares issuable upon exercise of presently exercisable options granted pursuant to the 1991 Plan; and (iv) 33,334 shares issuable upon exercise of presently exercisable options granted pursuant to the 2001 Incentive Compensation Plan ("2001 Plan").
 (9) The number of shares of Common Stock indicated includes (i) 254,865 shares owned by Republic Trading, Inc. ("Republic Trading") of which Mr. Motta is a principal and (ii) 13,500 shares issuable upon exercise of presently exercisable options granted pursuant to the 1991 Plan. The number of shares of Class B Common Stock indicates shares owned by Republic Trading.
(10) The number of shares of Common Stock indicated includes (i) 450 shares directly owned; (ii) 88,750 shares owned pursuant to Restricted Stock Agreements; (iii) 4,358 shares owned pursuant to the Company's Amended and Restated 1996 Qualified Employee Stock Purchase Plan ("Stock Purchase Plan"); (iv) 1,416 shares owned pursuant to the Profit Sharing Plan; and
     (v) 33,750 and 108,375 shares issuable upon exercise of presently exercisable options granted pursuant to the 1983 Executive Stock Option Plan and 1991 Plan, respectively. The number of shares of Class B Common Stock indicated includes (i) 50,000 shares issuable upon exercise of presently exercisable options granted pursuant to the 1991 Plan; and (ii) 50,000 shares owned pursuant to a Restricted Stock Agreement.
(11) Excludes shares beneficially owned by Alna Capital. See footnote (7) above. The number of shares of Common Stock indicated includes (i) 44,294 shares directly owned; (ii) 187,352 shares owned by Fleeman Builders, a Florida partnership of which Mr. Fleeman is a General Partner; (iii) 13,500 shares issuable upon exercise of presently exercisable options granted pursuant to the 1991 Plan; and (iv) 22,533 shares owned by 3JG Trust of which Mr. Fleeman is a trustee. The number of shares of Class B Common Stock indicates shares owned by Fleeman Builders.
(12) The number of shares of Common Stock indicated includes (i) 18,000 shares issuable upon exercise of presently exercisable options granted pursuant to the 1991 Plan; (ii) 25,000 shares owned pursuant to Restricted Stock Agreements; and (iii) 793 shares owned pursuant to the Profit Sharing Plan. The number of shares of Class B Common Stock indicates shares owned pursuant to a Restricted Stock Agreement.
(13) The number of shares of Common Stock indicates (i) 92,647 shares owned by two trusts of which Mr. Potamkin is a trustee; and (ii) 3,333 shares issuable upon exercise of presently exercisable options granted pursuant to the 2001 Plan.
(14) The number of shares of Common Stock indicated includes (i) 34,020 shares directly owned; (ii) 4,583 shares owned by Mr. Moss's spouse; and (iii) 40,079 shares issuable upon exercise of presently exercisable options granted pursuant to the 1991 Plan.
(15) The number of shares of Common Stock indicated includes (i) 380 shares owned pursuant to the Profit Sharing Plan; (ii) 25,000 shares owned pursuant to Restricted Stock Agreements; and (iii) 16,000 shares issuable upon exercise of presently exercisable options granted pursuant to the 1991 Plan.

(16) The number of shares of Common Stock indicated includes (i) 1,248 shares owned by a revocable trust; (ii) 22,874 shares issuable upon exercise of presently exercisable options granted pursuant to the 1991 Plan; and
     (iii) 16,667 shares issuable upon exercise of presently exercisable options granted pursuant to the 2001 Plan. The number of shares of Class B Common Stock indicates shares directly owned.
(17) The number of shares of Common Stock indicates shares issuable upon exercise of presently exercisable options granted pursuant to the 1991 Plan.
(18) The number of shares of Common Stock indicates shares issuable upon exercise of presently exercisable options granted pursuant to the 2001 Plan.
(19) The number of shares of Common Stock indicates shares issuable upon exercise of presently exercisable options granted pursuant to the 2001 Plan.
(20) Includes shares beneficially owned by directors and executive officers, as described in footnotes (7)-(19).

                                      I.

                             ELECTION OF DIRECTORS

Nominees

  The Company's Amended and Restated Articles of Incorporation and Bylaws provide that the Board of Directors shall consist of not less than three nor more than nine members, and shall be divided, as nearly as possible, into three equal divisions to serve in staggered terms of office of three years. Upon election at the Annual Meeting, Messrs. Fugelsang and Lopez will serve terms expiring at the 2003 Annual Meeting of Shareholders or until their successors have been duly elected and qualified. Upon election at the Annual Meeting, Mr. Potamkin will serve a term that expires at the 2004 Annual Meeting of Shareholders or until his successor has been duly elected and qualified. Upon election at the Annual Meeting, Messrs. Nahmad, Alvarez and Manley will serve terms expiring at the 2005 Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

  Three directors are to be elected at the Annual Meeting by the holders of Common Stock voting separately as a class. Messrs. Lopez, Potamkin and Manley have been nominated as directors to be elected by the holders of Common Stock and proxies will be voted for Messrs. Lopez, Potamkin and Manley absent contrary instructions. Mr. Lopez was appointed as a director of the Company in November 2001 to fill a vacancy. Mr. Potamkin was appointed as a director of the Company in April 2002 to fill a vacancy and previously served as a director of the Company from 1994 to 2000. Mr. Manley has served as a director of the Company since 1984.

  Three directors are to be elected at the Annual Meeting by the holders of Class B Common Stock voting separately as a class. Messrs. Nahmad, Alvarez and Fugelsang have been nominated as directors to be elected by the holders of Class B Common Stock and proxies will be voted for Messrs. Nahmad, Alvarez and Fugelsang absent contrary instructions. Mr. Nahmad has served as Chairman of the Board and President of the Company since December 1973. Mr. Alvarez has served as a director of the Company since 1997, and Mr. Fugelsang was appointed as a director of the Company in October 2001 to fill a vacancy.

  The Board of Directors has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee for a directorship is unable to accept election or if any other unforeseen contingencies should arise, it is intended that proxies will be voted for the remaining nominees, if any, and for such other person as may be designated by the Board of Directors, unless it is directed by a proxy to do otherwise.

                                  MANAGEMENT

Directors and Executive Officers of the Company

  The directors and executive officers of the Company are as follows:

   Name                  Age Position with the Company
   ----                  --- -------------------------
   Albert H. Nahmad.....  61 Chairman of the Board and President
   Terrence C. Kelly....  59 Executive Vice President
   Barry S. Logan.......  39 Vice President--Finance and Secretary
   Ana M. Menendez......  37 Treasurer and Assistant Secretary
   Cesar L. Alvarez.....  54 Director
   David B. Fleeman.....  88 Director
   George N. Fugelsang..  60 Director
   Victor Lopez.........  51 Director
   Paul F. Manley.......  65 Director
   Bob L. Moss..........  54 Director
   Roberto Motta........  88 Director
   Alan H. Potamkin.....  53 Director

  ALBERT H. NAHMAD has served as Chairman of the Board and President of the Company since December 1973. Mr. Nahmad is the general partner of Alna Capital Associates, a New York limited partnership, which is the principal voting shareholder of the Company.

  TERRENCE C. KELLY has served as Executive Vice President since February 2002. From 2000 to 2002, Mr. Kelly served as Vice President--Operations having served as Group Vice President in 1999 and 2000. From 1997 to 1999, Mr. Kelly served as President of Baker Distributing Company, one of the Company's largest operating subsidiaries. Prior to joining the Company, Mr. Kelly was Senior Vice President of Dacor Appliances, Inc., a manufacturer of appliances.

  BARRY S. LOGAN has served as Vice President--Finance and Secretary of the Company since 1997 and as Treasurer from 1996 to 1998. From 1992 to 1996, Mr. Logan served as the Controller of the Company. Prior to joining the Company, Mr. Logan was associated with the accounting firm of Arthur Andersen LLP from 1985 to 1992.

  ANA M. MENENDEZ has served as Treasurer of the Company since 1998 and as Assistant Secretary since 1999. From 1997 to 1998, Ms. Menendez served as Chief Financial Officer and Secretary of Ezcony Interamerica, Inc., a publicly held distribution company. From 1995 to 1997, Ms. Menendez served as Chief Financial Officer of Diaco, Inc. From 1988 to 1995, Ms. Menendez was associated with the accounting firm of Arthur Andersen LLP.

  CESAR L. ALVAREZ has been a director of the Company since 1997. Mr. Alvarez has served as the President and Chief Executive Officer of the law firm of Greenberg Traurig, P.A. since 1997. Mr. Alvarez has been an attorney with Greenberg Traurig, P.A. for over 20 years, and prior to serving as President and Chief Executive Officer of Greenberg Traurig, P.A., he served as chairman of its corporate, securities and banking department. Mr. Alvarez also serves as a director of Pediatrix Medical Group, Inc., Atlantis Plastics, Inc., Texpack, N.V., John S. and James L. Knight Foundation, Avborne, Inc. and Koning Restaurants International.

  DAVID B. FLEEMAN has been a director of the Company since 1977. Since 1956, Mr. Fleeman has served as the Managing Partner of Fleeman Builders, a Florida general partnership engaged primarily in real estate development.

  GEORGE N. FUGELSANG was appointed as a director of the Company in October 2001. Mr. Fugelsang served as Co-Chairman of Dresdner Kleinwort Wasserstein, North America from 2001 to 2002. From 1994 to 2000, Mr. Fugelsang held numerous other senior management positions at Dresdner, including President and Chief Executive Officer of Dresdner Kleinwort Benson North America, Inc.

  VICTOR LOPEZ was appointed as a director of the Company in November 2001. Mr. Lopez is the Divisional Vice President of Hyatt Hotels and Resorts and has served in various other capacities during the past 25 years at Hyatt, which is a privately held company.

  PAUL F. MANLEY has been a director of the Company since 1984. Mr. Manley served as Executive Director of the law firm of Holland & Knight from 1987 to 1991. From 1982 to 1987, Mr. Manley served as Vice President of Planning at Sensormatic Electronics Corporation. Prior to 1982, Mr. Manley served as the Managing Partner of the Miami office of Arthur Young & Company.

  BOB L. MOSS has been a director of the Company since 1992. Since January 2000, Mr. Moss has served as Chairman of the Board and Chief Executive Officer of Centex Construction Group, the largest domestic general building contractor in the nation. From 1986 to December 1999, Mr. Moss served as Chairman of the Board and Chief Executive Officer of Centex-Rooney Construction Company, Inc., Florida's largest contracting organization.

  ROBERTO MOTTA has been a director of the Company since 1975. Mr. Motta has been engaged as a private investor in various business activities for more than six years.

  ALAN H. POTAMKIN was appointed as a director of the Company in April 2002. Mr. Potamkin is the Co-Chairman of Potamkin Companies, a privately held organization with 75 automotive dealerships and is also founder and a board member of Office Depot for Eastern Europe. Mr. Potamkin previously served as a director of the Company from 1994 to 2000.

  The Company's Amended and Restated Articles of Incorporation provide for the Board of Directors to have up to nine members, to be divided as nearly as possible in three equal divisions to serve in staggered terms of three years. The number of members comprising the Board of Directors presently is nine, three of whom are Common Stock directors and six of whom are Class B Common Stock directors. Messrs. Alvarez (Class B), Manley (Common) and Nahmad (Class
B) serve until the 2002 Annual Meeting of Shareholders. Messrs. Motta (Class
B), Fugelsang (Class B) and Lopez (Common) serve until the 2003 Annual Meeting of Shareholders. Messrs. Fleeman (Class B), Moss (Class B) and Potamkin (Common) serve until the 2004 Annual Meeting of Shareholders. See "Election of Directors."

  There are no arrangements or understandings with respect to the selection of officers or directors. The Company pays each director who is not an employee a $1,000 fee for each meeting of the Board of Directors attended and reimburses directors for their expenses in connection with their activities as directors of the Company.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (SEC), the New York Stock Exchange and the American Stock Exchange. Officers, directors and greater than ten percent shareholders are required by the SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

  Based solely on the Company's review of the copies of such forms it has received, the Company believes that all its officers, directors, and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during 2001 except for the annual stock option grant made to each of the following directors and officers: Messrs. Logan, Kelly, Manley, Moss and Motta and Ms. Menendez.

Meetings and Committees of the Board of Directors

  During the fiscal year ended December 31, 2001, the Company's Board of Directors took certain actions by unanimous written consent and held five meetings. During 2001, no incumbent director other than Messrs. Moss and Motta attended fewer than 75 percent of the aggregate of (i) the number of meetings of the Board of Directors held during the period he served on the Board and
(ii) the number of meetings of committees of the Board of Directors held during the period he served on such committees.

  The Board of Directors has established four standing committees: (1) the Audit Committee, (2) the Compensation Committee, (3) the Nominating & Strategy Committee and (5) the Stock Option Committee.

  Messrs. Manley and Fleeman are members of the Compensation Committee, which held three meetings during 2001. The Compensation Committee reviews and determines the compensation of the Company's officers and administers the Company's 2001 Incentive Compensation Plan and employee stock purchase plan.

  Messrs. Nahmad, Alvarez and Fugelsang are the current members of the Nominating & Strategy Committee. The Nominating & Strategy Committee is responsible for (a) establishing procedures for the selection and retention of members of the Board of Directors, (b) evaluating Board nominees and members and (c) recommending nominees.

  Messrs. Moss and Alvarez, members of the Stock Option Committee, took certain actions by unanimous written consent during 2001. The Stock Option Committee administers the Company's stock option plans and has the power and authority to (a) determine the persons to be awarded options and the terms thereof pursuant to the terms of the plans and (b) construe and interpret the Company's stock option plans.

Report of the Audit Committee

  Messrs. Manley, Moss and Lopez are the current members of the Audit Committee, all of whom are independent. The committee held four meetings during 2001. The Audit Committee's role is to act on behalf of the Board of Directors in the oversight of all material aspects of the Company's corporate financial reporting and external audit, including, among other things, the Company's internal control structure, the results and scope of the annual audit and other services provided by the independent auditors and the Company's compliance with legal requirements that have a significant impact on the Company's financial reports. Although management of the Company has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls, the Audit Committee consults with management and independent auditors regarding the preparation of financial statements and, as appropriate, initiates inquiries into aspects of the Company's financial affairs. In addition, the Audit Committee has the responsibility to consider and recommend the appointment of, and to review fee arrangements with, the independent auditors. A full description of the duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Company's Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

  Management is responsible for the Company's financial reporting process, including its systems of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements in accordance with generally accepted auditing standards. The Audit Committee's responsibility is to monitor and review these processes, but not to conduct the auditing or accounting reviews or procedures. The Audit Committee's oversight does not provide the Audit Committee with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Accordingly, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."

  In fulfilling its oversight responsibilities, the Audit Committee has:

    1) Reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended December 31, 2001;

    2) Discussed with the Company's independent public accountants, Arthur Andersen LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, "Codification of Statements on Accounting Standards," as amended; and

    3) Received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as amended, and have discussed with the independent auditors their independence.

  Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

                                          AUDIT COMMITTEE:
                                          Paul F. Manley, Chairman
                                          Bob L. Moss, Vice-Chairman
                                          Victor Lopez

                            EXECUTIVE COMPENSATION

  The following table sets forth the aggregate compensation paid to the Company's Chief Executive Officer and each of the Company's other executive officers whose total annual salary and bonus for the 2001 fiscal year was $100,000 or more.

                          SUMMARY COMPENSATION TABLE

                                        Annual Compensation               Long Term Compensation
                                ----------------------------------- ----------------------------------
                                                                               Number
                                                                    Restricted   of
Name and                 Fiscal                      Other Annual     Stock     Stock     All Other
Principal Position        Year   Salary    Bonus    Compensation(1) Awards(2)  Options Compensation(3)
------------------       ------ -------- ---------- --------------- ---------- ------- ---------------
Albert H. Nahmad........  2001  $769,024        --        --        $1,300,000 100,000     $2,542
 President and Chief      2000   742,632 $  500,000       --           569,625 200,000      2,550
 Executive Officer        1999   711,603  1,250,000       --           258,750 200,000      2,600

Terrence C. Kelly.......  2001  $381,430        --        --        $  605,000  50,000     $2,542
 Executive Vice           2000   193,727 $  125,000       --           115,000  50,000      2,550
 President                1999   184,027    194,684       --           222,188     --       2,600

Barry S. Logan..........  2001  $261,565        --        --        $  580,000  50,000     $2,542
 Vice President--Finance  2000   209,087 $  125,000       --           183,750  75,000      2,550
 and Secretary            1999   202,175    125,000       --           272,500  50,000      2,400

Ana M. Menendez.........  2001  $117,388 $   50,000       --        $  124,500  15,000     $2,513
 Treasurer and Assistant  2000   112,181     30,000       --            98,000  15,000      2,146
 Secretary                1999   109,438     22,000       --            53,125  10,000        200

--------
(1) The officers listed in this table receive certain personal benefits; however, such additional benefits do not exceed the lesser of $50,000 or 10% of such officer's salary and bonus for any of the years reported.
(2) Messrs. Nahmad, Kelly and Logan were awarded 100,000, 50,000 and 50,000 shares of Class B Common Stock, respectively, and Ms. Menendez was awarded 10,000 shares of Common Stock. Significant restriction periods apply to these awards of restricted stock. With regard to the grants made in 2001 to Messrs. Nahmad, Kelly and Logan and Ms. Menendez, such restrictions, absent the individuals' death or disability or a change in control of the Company, lapse in 12 years, 5 years, 22 years and 24 years, respectively. Individuals are entitled to voting rights and to receive dividends on restricted stock awards. At December 31, 2001, the aggregate value of all shares of restricted stock held by Messrs. Nahmad, Kelly and Logan and Ms. Menendez was $5,710,500, $1,060,000, $1,965,250 and $355,000,
    respectively.
(3) These amounts represent the Company's contribution to the Profit Sharing Plan. The Profit Sharing Plan is qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended.

                       OPTION GRANTS IN FISCAL YEAR 2001

  The following table sets forth certain information concerning grants of stock options made during 2001 to the Named Executive Officers. All options were granted at exercise prices equal to fair market value.

                                                                    Potential Realizable
                                                                      Value at Assumed
                                    % of Total                      Annual Rates of Stock
                                     Options                         Price Appreciation
                         Number of  Granted to Exercise              for Option Term(2)
                          Options   Employees  Price Per Expiration ---------------------
Name                     Granted(1)  in 2001     Share      Date        5%        10%
----                     ---------- ---------- --------- ---------- ---------- ----------
Albert H. Nahmad........  100,000      15.2%     11.30    09/24/11  $1,166,741 $2,527,177
Terrence C. Kelly.......   50,000       7.6%     11.30    09/24/11     583,371  1,263,588
Barry S. Logan..........   50,000       7.6%     11.30    09/24/11     583,371  1,263,588
Ana M. Menendez.........   15,000       2.2%     12.95    11/03/11     152,705    358,217

--------
(1) Class B Common Stock as to Messrs. Nahmad, Kelly and Logan and Common Stock as to Ms. Menendez.
(2) The dollar amounts set forth in these columns are the result of calculations at the five percent and ten percent rates set forth by the Commission and, therefore, are not intended to forecast possible future appreciation, if any, of the market price of the common stock.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

  The following table sets forth certain information concerning stock options exercised in 2001 and unexercised stock options held by the Company's executive officers as of December 31, 2001.

                                                         Number of              Value of Unexercised
                          Number of             Unexercised Options Held at    In-the-Money Options at
                           Shares                     Fiscal Year End              Fiscal Year End
                         Acquired on  Value   ------------------------------- -------------------------
Name                      Exercise   Realized Exercisable(1) Unexercisable(2) Exercisable Unexercisable
----                     ----------- -------- -------------- ---------------- ----------- -------------
Albert H. Nahmad........     --        --       2,342,732        133,333      $13,490,880   $530,833
Terrence C. Kelly.......     --        --          31,000         96,500           58,250    373,000
Barry S. Logan..........     --        --         168,125        125,000          638,063    455,750
Ana M. Menendez.........     --        --          16,000         39,000           30,510     98,790

--------
(1) Represents options as to 420,470 shares of Common Stock and 1,922,262 shares of Class B Common Stock for Mr. Nahmad, 31,000 shares of Common Stock for Mr. Kelly, 118,125 shares of Common Stock and 50,000 of Class B Common Stock for Mr. Logan and Common Stock for Ms. Menendez.
(2) Represents options as to Class B Common Stock for Mr. Nahmad, 46,500 shares of Common Stock and 50,000 shares of Class B Common Stock for Mr. Kelly, 75,000 shares of Common Stock and 50,000 shares of Class B Common Stock for Mr. Logan and Common Stock for Ms. Menendez.

Employment Agreement

  In January 2002 the Company amended and renewed an employment agreement with Mr. Nahmad, dated January 31, 1996. Under the terms of the employment agreement, Mr. Nahmad shall be employed as President and Chairman of the Board of the Company at an annual salary of not less than $750,000, will be entitled to additional compensation in accordance with the 2001 Incentive Compensation Plan and will be allowed an additional fringe benefit.

Reverse Split Dollar Agreement

  Messrs. Nahmad and Logan participate in reverse split dollar insurance programs which provide the Company limited interests in the insurance policies, including death benefits aggregating approximately $6.8 million plus any prepaid and unearned premiums. Under the insurance program, Messrs. Nahmad and Logan retain all incidents of ownership in excess of the Company's limited interests.

Key Executive Deferred Compensation Agreement

  The Company entered into a Key Executive Deferred Compensation Agreement (the "Deferred Compensation Agreement") on January 31, 1983 with Mr. Nahmad that provides benefits to Mr. Nahmad or his family upon disability, death or retirement or upon change in control of the Company. The minimum monthly benefit payable under the plan is based on Mr. Nahmad's length of service to age 65 and is the lesser of one-twelfth (1/12) of 10% of (i) $727,000 plus certain amounts accrued for each year of service, or (ii) his maximum annual salary prior to the event triggering payment of benefits. The estimated minimum annual benefits payable to Mr. Nahmad upon retirement at age 65 and the service to the Company that will have been completed by him are $72,700 and 33 years, respectively.

                      COMMITTEES' REPORT TO SHAREHOLDERS

  The Company's executive compensation programs are based on three components: base salary, annual incentives and long-term compensation; each intended as an important piece of the overall compensation philosophy.

  Base salary is used to attract and retain the Company's key executives and is calculated using comparisons with the Company's industry competitors and/or companies of similar market value. Salaries are reviewed by the Compensation Committee on an annual basis.

  Annual incentives are a significant component of executive compensation, reflecting the Company's belief that management's contribution to long-term shareholder returns (via increasing stock prices and dividends) comes from maximizing earnings and the potential of the Company. The Company's Chief Executive Officer has an annual incentive opportunity based upon the increase in the earnings per share and stock price or, in earlier years, the pre-tax earnings of the Company. By its extensive reliance on this incentive compensation system, which has been employed by the Company for the Chief Executive Officer for more than ten years, the Company links a substantial portion of the Chief Executive Officer's annual pay directly to profits. As a result of this approach, the Company's Chief Executive Officer's total compensation is likely to vary from year to year more significantly than the pay of executives of many of the Company's competitors. This philosophy is essential to an entrepreneurial business such as the Company's business. Certain other executive officers and employees have their pay levels set primarily in relation to comparisons to similar executives of competitors, with additional annual incentives based on the attainment of specific objectives supporting the overall goals of the Company.

  As discussed in more detail below, Mr. Nahmad and other key executives of the Company received a significant portion of their total compensation through incentive and other forms of long-term compensation. In January 2002, the Compensation Committee renewed and amended the employment agreement between the Company and Mr. Nahmad.

  In order to promote an increase in net worth of the Company, maximize the return to shareholders and effectively motivate senior management, the executive compensation philosophy of the Company has been to link compensation with Company performance. Therefore, Mr. Nahmad has received 44% of his aggregate cash compensation during the last three years from incentives. The Committee believes that this represents evidence of the strong and explicit link between executive compensation and the creation of long-term shareholder value.

  In terms of long-term compensation, management incentives generally are provided to the Company's executives through annual grants of stock options and awards of restricted stock to retain and motivate executives to improve the Company's stock value. Stock options have been granted at an exercise price equal to the closing price of the Company's Common Stock or Class B Common Stock as reported by the New York Stock Exchange and the American Stock Exchange, respectively, on the day prior to the date of grant. Accordingly, grants of stock options will produce value only if there are increases in the underlying stock price. In 2001, Mr. Nahmad received options to acquire 100,000 shares of the Company's Class B Common Stock at an exercise price equal to the then market value of $11.30 per share. The Company provides no defined benefit pension plan or supplemental executive retirement plan but does provide a 401(k) plan for all of its employees employed for at least one year.

  The Company provides certain executives awards of restricted stock that are designed to focus such executives on the long-term performance of the Company for the duration of their careers. Grants of restricted stock are subject to forfeiture until certain specified dates (generally, the employees' retirement age), death, disability or a change in control. These features result in the Company's ability to retain, throughout their entire careers, those individuals who are key to the creation of shareholder value. During 2001, there were 17 employees who were granted restricted stock. During 2001, Mr. Nahmad was granted 100,000 shares of restricted Class B Common Stock.

  Decisions with regard to compensation of the Company's executives are made by the two-member Compensation Committee, which has meetings at least once a year and is called upon to meet more often when the need arises. Decisions with regard to awards of restricted stock and stock options for all employees of the Company are made by the two-member Stock Option Committee, which is called upon to meet when the need arises. Each member of the Committees is a non-employee director. The executive compensation practices of the Company are constantly re-evaluated to ensure their relevance, their support of the strategic goals of the Company and their contribution to the creation of long-term shareholder value.

  The above Committees' Report to Shareholders of the Compensation and Stock Option Committees and the Company's Common Stock Price Performance Graph which follows shall not be deemed to be incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference.

  Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") generally disallows a public company's deduction for compensation to any one employee in excess of $1 million per year unless the compensation is pursuant to a plan approved by the public company's shareholders.

                             COMPENSATION AND STOCK OPTION COMMITTEES

                             COMPENSATION COMMITTEE:
                             Paul F. Manley, Chairman
                             David B. Fleeman

                             STOCK OPTION COMMITTEE:
                             Bob L. Moss, Chairman
                             Cesar L. Alvarez

                             April 30, 2002

                  WATSCO, INC. COMMON STOCK PRICE PERFORMANCE

  The following graph compares the cumulative total shareholder return of Watsco, Inc. Common Stock and Class B Common Stock, based on their market prices and assuming reimbursement of dividends, with (i) the S&P Small-Cap 600 Index, (ii) the AMEX Market Index and (iii) a Peer Group Index.

  The Peer Group Index is comprised of the following publicly traded companies: Hughes Supply, Inc., Noland Company and ACR Group, Inc.

                                      1/1/97  12/31/97  12/31/98  12/31/99  12/31/00  12/31/01
Watsco, Inc. Common Stock..........    100      86         88        61        61        76
Watsco, Inc. Class B Common Stock..    100      88         89        62        63        80
Peer Group Index...................    100     119        104        78        67       115
S&P Small Cap 600 Index............    100     126        129       145       162       195
AMEX Market Index..................    100     125        134       177       166       151

  The line graph assumes that $100 was invested on January 1, 1997 in the Company's Common Stock and Class B Common Stock, Peer Group Index, the S&P Small-Cap 600 Index and the AMEX Market Index.

  The closing price of the Company's Common Stock and Class B Common Stock was $14.20 and $14.10, respectively, at December 31, 2001. As of the Record Date, the closing price of the Company's Common Stock and Class B Common Stock was $18.61 and $18.30 per share, respectively. The stock price performance of Watsco, Inc. Common Stock and Class B Common Stock depicted in the graph above represents past performance only and is not necessarily indicative of future performance.

                             CERTAIN TRANSACTIONS

  The Company and Mr. Potamkin, respectively, have a 75% and 25% equity interest in A2 Jet Leasing LLC, ("A2 Jet Leasing") a company which performs aircraft leasing services to the Company, Mr. Potamkin and his affiliates and to unaffiliated third parties. During 2001, A2 Jet Leasing had allocated costs to Mr. Potamkin of approximately $702,000 for services rendered.

  Mr. Cesar L. Alvarez, a director, is the President and Chief Executive Officer of Greenberg Traurig, P.A., which serves as the Company's principal outside counsel and receives customary fees for legal services. The Company currently anticipates that such arrangement will continue.

                             INDEPENDENT AUDITORS

  The Company's independent public accountants for the fiscal year ended December 31, 2001 were the firm of Arthur Andersen LLP.

  Aggregate fees billed for Arthur Andersen LLP's audit of the Company's audited financial statements for the year ended December 31, 2001 and for its reviews of the financial statements included in Forms 10-Q for the year ended December 31, 2001 were approximately $417,000. Of this amount, approximately $264,000 had been billed as of December 31, 2001. There were no fees billed for any financial information systems design and implementation services rendered by Arthur Andersen LLP for the year ended December 31, 2001.

  The firm of Arthur Andersen LLP has served as the Company's independent auditors from 1985 through the year ended December 31, 2001. The Company has had no disagreements with Arthur Andersen LLP on accounting and financial disclosures.

  The Company's Audit Committee has not yet appointed independent auditors for the year ended December 31, 2002. The Audit Committee annually reviews the performance of the independent auditors and the fees charged for their services. The Audit Committee has commenced the process of obtaining competitive proposals from a number of independent auditors for the year ended December 31, 2002. Based upon the Audit Committee's analysis of the information and recommendation to the Company's Board of Directors, the Company expects to decide by May 2002 which independent auditing firm to engage for the year ended December 31, 2002.

  One or more representatives of Arthur Andersen LLP are expected to attend the annual meeting and be available to respond to appropriate shareholder questions and to make a statement if they so desire.

                 INFORMATION CONCERNING SHAREHOLDER PROPOSALS

  Shareholders interested in presenting a proposal for consideration at the Company's 2003 annual meeting of shareholders may do so by following the procedures prescribed in Rule 14a-8 promulgated by the Securities and Exchange Act of 1934. To be eligible for inclusion in the proxy statement and form of proxy relating to the meeting, shareholder proposals must be received by the Corporate Secretary no later than January 1, 2003. Any shareholder proposal submitted other than for inclusion in the proxy materials for that meeting must be delivered to the Company no later than March 17, 2003, or such proposal will be considered untimely. If a shareholder proposal is received after March 17, 2003, we may vote in our discretion as to the proposal all of the shares for which the Company has received proxies for the 2003 annual meeting of the shareholders.

                                          By Order of the Board of Directors

                                          BARRY S. LOGAN, Secretary

                                          Coconut Grove, Florida
                                          April 30, 2002

                                  APPENDIX A

                                 WATSCO, INC.
                            AUDIT COMMITTEE CHARTER

  THE AUDIT COMMITTEE IS THE ARM OF THE BOARD OF DIRECTORS WHICH HAS BEEN DELEGATED THE BOARD'S RESPONSIBILITY TO THE SHAREHOLDERS TO PROVIDE RELIABLE FINANCIAL STATEMENTS.

                            SCOPE OF RESPONSIBILITY

  THE AUDIT COMMITTEE'S RESPONSIBILITIES ARE AS FOLLOWS:

GENERAL

  TO PROVIDE OVERSIGHT TO THE FINANCIAL REPORTING FUNCTION OF THE COMPANY BY:

    1) INFLUENCING, AS NECESSARY, THE OVERALL "TONE" FOR QUALITY FINANCIAL REPORTING, SOUND INTERNAL CONTROLS AND ETHICAL BEHAVIOR.

    2) OVERSEEING THE BUSINESS RISK MANAGEMENT PROCESS THAT IDENTIFIES, MEASURES AND PRIORITIZES BUSINESS AND FINANCIAL REPORTING RISKS AND MONITORS THE EFFECTIVENESS OF THE CONTROL AND RISK MANAGEMENT PROCESSES ESTABLISHED TO MANAGE THOSE RISKS.

    3) BEING INVOLVED WITH ALL OF THE PROFESSIONALS (MANAGEMENT ALONG WITH THE INTERNAL AND EXTERNAL AUDITORS) RESPONSIBLE FOR FINANCIAL REPORTING AND INTERNAL CONTROL; ACTIVELY REVIEWING AND ASSESSING THE SCOPE OF THEIR WORK AND THE QUALITY OF THEIR PERFORMANCE.

    4) ENGAGING IN MEANINGFUL DISCUSSIONS WITH THE AUDITORS AND WITH MANAGEMENT ABOUT THE QUALITY, NOT JUST ACCEPTABILITY, OF FINANCIAL REPORTING DECISIONS AND JUDGMENTS.

SPECIFIC

  THE AUDIT COMMITTEE IS RESPONSIBLE EACH YEAR TO:

    1) RECEIVE FROM THE INDEPENDENT AUDITORS A WRITTEN STATEMENT REGARDING RELATIONSHIPS AND SERVICES WHICH MAY AFFECT OBJECTIVITY AND INDEPENDENCE,

    2) DISCUSS ANY RELEVANT MATTERS WITH THE INDEPENDENT AUDITORS AND

    3) RECOMMEND THAT THE FULL BOARD TAKE APPROPRIATE ACTION TO ADDRESS THE AUDITOR'S INDEPENDENCE.

                         INDEPENDENT AUDITOR SELECTION

  THE AUDIT COMMITTEE SHALL HAVE THE AUTHORITY AND RESPONSIBILITY TO SELECT, EVALUATE AND REPLACE THE INDEPENDENT AUDITOR.

                                ACCOUNTABILITY

  ASSURE THAT THE INDEPENDENT AUDITORS ARE AWARE THAT THEY ARE ULTIMATELY RESPONSIBLE TO THE AUDIT COMMITTEE AND TO THE BOARD OF DIRECTORS.

                                   STRUCTURE

  THE AUDIT COMMITTEE OF THE BOARD SHALL BE MADE UP OF THE NUMBER OF MEMBERS SPECIFIED, FROM TIME TO TIME, BY THE NEW YORK STOCK EXCHANGE, INC. ("NYSE") AND/OR THE SECURITIES AND EXCHANGE COMMISSION. ALL SUCH MEMBERS SHALL MEET THE INTEGRITY AND INDEPENDENCE REQUIREMENTS OF THE NYSE AND THE AMEX. THE COMMITTEE MAY HAVE MORE THAN 1 CHAIRMAN.

                                    PROCESS

  THE AUDIT COMMITTEE SHALL CARRY OUT ITS' RESPONSIBILITIES BY USE OF BOTH THE INTERNAL AUDIT DEPARTMENT OF THE COMPANY AND THE COMPANY'S EXTERNAL AUDITORS TO DETERMINE BOTH THE ADEQUACY OF THE COMPANY'S INTERNAL CONTROL SYSTEMS AND THE INTERNAL CONTROL ENVIRONMENT AT THE COMPANY INCLUDING ITS' VARIOUS SUBSIDIARIES. IT IS RECOGNIZED THAT BECAUSE THIS IS A CONTINUING PROCESS, THE AUDIT COMMITTEE CANNOT MEET EACH TIME A DECISION MUST BE MADE IN DEALING WITH THE INTERNAL OR EXTERNAL AUDITORS OR MANAGEMENT. THE AUTHORITY TO MAKE SUCH DECISIONS IS, THEREFORE, DELEGATED TO THE CHAIRPERSON OF THE AUDIT COMMITTEE. IT SHALL BE THE CHAIRPERSON'S RESPONSIBILITY TO AT ALL TIMES INVOLVE THE OTHER MEMBERS OF THE AUDIT COMMITTEE IN ANY ACTIONS HE OR SHE DEEMS MATERIAL. THE CHAIRMAN SHALL EITHER PROMPTLY MAIL (OR E-MAIL) A DESCRIPTION OF ALL ACTIONS HE TAKES BETWEEN MEETINGS OR SHALL AT THE MEETING FOLLOWING ANY ACTION HE HAS TAKEN INDEPENDENTLY BETWEEN MEETINGS, FULLY BRING ALL OTHER MEMBERS UP TO DATE. THE CHAIRMAN SHALL MAKE NO DECISIONS ON MATTERS WHICH HE BELIEVES ARE MATERIAL MATTERS WITHOUT THE CONCURRENCE OF THE CO-CHAIRMAN. THE FULL AUDIT COMMITTEE SHALL MEET AS NEEDED, BY TELEPHONE OR IN PERSON, BUT AT LEAST TWICE PER YEAR.

                                DOCUMENT REVIEW

  THE AUDIT COMMITTEE SHALL REVIEW ALL NYSE AND AMEX PROXY STATEMENT DISCLOSURES RELATING TO THE AUDIT COMMITTEE BEFORE SUCH STATEMENTS ARE FILED.

                            MEMBERSHIP REQUIREMENTS

  ALL MEMBERS OF THE AUDIT COMMITTEE SHALL BE FINANCIALLY LITERATE AND MEET THE INDEPENDENCE REQUIREMENTS ESTABLISHED FROM TIME TO TIME BY THE NYSE AND AMEX.

                                     ADOPTED JUNE 5, 2000
                                     LAST AMENDED AND APPROVED MARCH 4, 2002

                                 WATSCO, INC.

                            PROXY FOR COMMON STOCK
                      2002 ANNUAL MEETING OF SHAREHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints ALBERT H. NAHMAD, BARRY S. LOGAN and each of them, the true and lawful attorneys, agents for and in the name of the undersigned, with full power of substitution for and in the name of the undersigned, to vote all shares the undersigned is entitled to vote at the 2002 Annual Meeting of Shareholders of WATSCO, INC. to be held on Monday, June 3, 2002, at 9:00 A.M., Eastern Daylight Time, at the Hyatt Regency Hotel, 50 Alhambra Plaza, Coral Gables, Florida, 33134, and at any and all adjournments thereof, on the following matters:


(1) FOR [_] WITHHOLD VOTE [_] the election of Victor Lopez as a Common Director to serve until the Annual Meeting of Shareholders in 2003, Alan H. Potamkin as a Common Director to serve until the Annual Meeting of Shareholders in 2004 and Paul F. Manley as a Common Director to serve until the Annual Meeting of Shareholders in 2005 or until their successors are duly elected and qualified, except vote withheld from the following nominee(s)___________________ (if any);

(2) In their discretion, on any other matters which may properly come before the Annual Meeting or any adjournment or postponements thereof.

                              (see reverse side)

                          (continued from other side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1.

  The undersigned hereby acknowledges receipt of (i) the Company's 2001 Annual Report to Shareholders, (ii) the Proxy Statement and (iii) the Notice of Annual Meeting dated April 30, 2002.


                                              Date: ____________________ , 2002
                                              _________________________________
                                              _________________________________

                                              Please sign exactly as your name
                                              appears hereon. If stock is
                                              registered in more than one
                                              name, each holder should sign.
                                              When signing as an attorney,
                                              administrator, executor,
                                              guardian or trustee, please add
                                              your title as such. If executed
                                              by a corporation or partnership,
                                              the proxy should be signed in
                                              full corporate or partnership
                                              name by a duly authorized
                                              officer or partner as
                                              applicable.

                                 WATSCO, INC.

                        PROXY FOR CLASS B COMMON STOCK
                      2002 ANNUAL MEETING OF SHAREHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints ALBERT H. NAHMAD, BARRY S. LOGAN and each of them, the true and lawful attorneys, agents for and in the name of the undersigned, with full power of substitution for and in the name of the undersigned, to vote all shares the undersigned is entitled to vote at the 2002 Annual Meeting of Shareholders of WATSCO, INC. to be held on Monday, June 3, 2002, at 9:00 A.M., Eastern Daylight Time, at the Hyatt Regency Hotel, 50 Alhambra Plaza, Coral Gables, Florida, 33134, and at any and all adjournments thereof, on the following matters:


(1) FOR [_] WITHHOLD VOTE [_] the election of George N. Fugelsang as a Class B
                              Director to serve until the Annual Meeting of Shareholders in 2003 and Albert H. Nahmad and Cesar L. Alvarez as Common B Directors to serve until the Annual Meeting of Shareholders in 2005 or until their successors are duly elected and qualified, except vote withheld from the following nominee(s) _______________ (if any);

(2) In their discretion, on any other matters which may properly come before the Annual Meeting or any adjournment or postponements thereof.

                              (see reverse side)

                          (continued from other side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1.

  The undersigned hereby acknowledges receipt of (i) the Company's 2001 Annual Report to Shareholders, (ii) the Proxy Statement and (iii) the Notice of Annual Meeting dated April 30, 2002.


                                              Date: ____________________ , 2002
                                              _________________________________
                                              _________________________________

                                              Please sign exactly as your name
                                              appears hereon. If stock is
                                              registered in more than one
                                              name, each holder should sign.
                                              When signing as an attorney,
                                              administrator, executor,
                                              guardian or trustee, please add
                                              your title as such. If executed
                                              by a corporation or partnership,
                                              the proxy should be signed in
                                              full corporate or partnership
                                              name by a duly authorized
                                              officer or partner as
                                              applicable.